(i) Based on their evaluation of the
  Registrant's Disclosure Controls and
  Procedures as of a date within 90
  days of the Filing Date, the
  Registrant's President and
  Treasurer/CFO have determined that
  the DisclosureControls and
  Procedures (as defined in Rule 30a-
  2(c) under the Act) are designed to
  ensure that information required to
  be disclosed by the Registrant is
  recorded, processed, summarized
  and reported by the filing Date, and
  that information required to be
  disclosed in the report is
  communicated to the Registrant's
  management, as appropriate, to
  allow timely decisions regarding
  required disclosure.

  (ii) There were no significant
  changes in the Registrant's internal
  controls or in other factors that could
  significantly affect these controls
  subsequent to the date of their
  evaluation, and there were no
  corrective actions with regard to
  significant deficiencies and material
  weaknesses.

  (iii) Certification of principal
  executive officer (see attached) and
  Certification of principal financial
  officer (see attached).

            Exhibit A
  FORM N-SAR
  CERTIFICATION

  I, David Katz, certify that:

     1.     I have reviewed this report on
     Form N-SAR of Matrix
     Advisors Value Fund, Inc.;
     2.     Based on my knowledge, this
     report does not contain any
     untrue statement of a material
     fact or omit to state a material
     fact necessary to make the
     statements made, in light of the
     circumstances under which such
     statements were made, not
     misleading with respect to the
     period covered by this report;
     3.     Based on my knowledge, the
     financial information included in
     this report, and the financial
     statements on which the
     financial information is based,
     fairly present in all material
     respects the financial condition,
     results of operations, changes in
     net assets, and cash flows (if the
     financial statements are required
     to include a statement of cash
     flows) of the registrant as of,
     and for, the periods presented in
     this report;
     4.     The registrant's other certifying
     officers and I are responsible for
     establishing and maintaining
     disclosure controls and
     procedures (as defined in rule
     30a-2(c) under the Investment
     Company Act) for the registrant
     and have:
          a)     designed such disclosure
          controls and procedures
          to ensure that material
          information relating to
          the registrant, including
          its consolidated
          subsidiaries, is made
          known to us by others
          within those entities,
          particularly during the
          period in which this
          report is being prepared;
          b)     evaluated the
          effectiveness of the
          registrant's disclosure
          controls and procedures
          as of a date within 90
          days prior to the filing
          date of this report (the
          "Evaluation Date"); and
          c)     presented in this report
          our conclusions about
          the effectiveness of the
          disclosure controls and
          procedures based on our
          evaluation as of the
          Evaluation Date;
     4.     The registrant's other certifying
     officers and I have disclosed,
     based on our most recent
     evaluation, to the registrant's
     auditors and the audit committee
     of the registrant's board of
     directors (or persons performing
     the equivalent functions):
          a)     all significant
          deficiencies in the design
          or operation of internal
          controls which could
          adversely affect the
          registrant's ability to
          record, process,
          summarize, and report
          financial data and have
          identified for the
          registrant's auditors any
          material weaknesses in
          internal controls; and
          b)     any fraud, whether or
          not material, that
          involves management or
          other employees who
          have a significant role in
          the registrant's internal
          controls; and
     3.     The registrant's other certifying
     officers and I have indicated in
     this report whether or not there
     were significant changes in
     internal controls or in other
     factors that could significantly
     affect internal controls
     subsequent to the date of our
     most recent evaluation, including
     any corrective actions with
     regard to significant deficiencies
     and material weaknesses.

  Date: _2/25/2003_____

    /s/ David Katz
      David Katz
President and Treasurer